Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes

9. Income Taxes

Subject to the limitations described below, at December 31, 2012, the Company had cumulative net operating loss carryforwards (NOLs) of approximately $173.3 million and $67.3 million available to reduce federal and state taxable income which expire through 2032. In addition, the Company had cumulative federal and state tax credit carryforwards of $5.0 million and $5.2 million, respectively, available to reduce federal and state income taxes which expire through 2032 and 2027, respectively. The federal and state NOLs include approximately $1.9 million and $1.6 million, respectively, of deductions related to the exercise of stock options subsequent to the adoption of ASC 718 — “Stock Compensation.” This amount represents an excess tax benefit as defined under ASC 718 and has not been included in the gross deferred tax asset reflected for NOLs.

The Tax Reform Act of 1986 contains provisions, which limit the amount of net operating loss and tax credit carryforwards that companies may utilize in any one year in the event of cumulative changes in ownership over a three-year period in excess of 50%. The Company has completed several financings since the effective date of the Tax Reform Act of 1986, which as of December 31, 2012, have resulted in ownership changes in excess of 50%, and that will significantly limit the Company’s ability to utilize its NOL and tax credit carryforwards. The Company has not prepared an analysis to determine the effect of the ownership change limitation on its ability to utilize its net operating loss and tax credit carryforwards as of December 31, 2012. Ownership changes in future periods may place additional limits on the Company’s ability to utilize NOLs and tax credit carryforwards.

As of December 31, 2012 and 2011, the components of the deferred tax assets are approximately as follows:

	2012	2011
	(In thousands)
Operating loss carryforwards	$61,717	$75,817
Tax credit carryforwards	8,455	9,163
Other	4,935	4,844

	75,107	89,824
Valuation allowance	(75,107)	(89,824)

	$—	$—

The Company has provided a valuation allowance for its deferred tax asset due to the uncertainty surrounding the ability to realize this asset. The decreases in the operating loss carryforward deferred tax asset and the valuation allowance in the current year is primarily attributable to the expiration of NOLs.

The difference between the 34% U.S. federal corporate tax rate and the Company’s effective tax rate is as follows for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Expected federal income tax rate	(34.0)%	(34.0)%	(34.0)%
Expiring credits and NOLs	116.3	66.3	74.2
Change in valuation allowance	(76.6)	(22.5)	(34.1)
Federal and state credits	(0.6)	(3.3)	(6.4)
State income taxes, net of federal benefit	(5.2)	(5.4)	(4.8)
Permanent differences	0.1	(1.0)	2.6
State rate change	—	—	0.3
Other	—	(0.1)	2.2

Effective tax rate	0.0%	0.0%	0.0%

The Company applies ASC 740-10, “Accounting for Uncertainty in Income Taxes, an interpretation of ASC 740.” ASC 740-10 clarifies the accounting for uncertainty in income taxes recognized in financial statements and requires the impact of a tax position to be recognized in the financial statements if that position is more likely than not of being sustained by the taxing authority. The Company had no unrecognized tax benefits resulting from uncertain tax positions at December 31, 2012 and 2011.

The Company has not, as of yet, conducted a study of its research and development credit carryforwards. Such a study might result in an adjustment to the Company’s research and development credit carryforwards, however, until a study is completed and any adjustment is known, no amounts are being presented as an uncertain tax position under ASC 740-10. A full valuation allowance has been provided against the Company’s research and development credits and, if an adjustment is required, this adjustment would be offset by an adjustment to the valuation allowance. Thus, there would be no impact to the statements of operations and comprehensive loss if an adjustment was required.

The Company files income tax returns in the U.S. federal and Massachusetts jurisdictions. The Company is no longer subject to tax examinations for years before 2009, except to the extent that it utilizes NOLs or tax credit carryforwards that originated before 2009. The Company does not believe there will be any material changes in its unrecognized tax positions over the next 12 months. The Company has not incurred any interest or penalties. In the event that the Company is assessed interest or penalties at some point in the future, they will be classified in the statements of operations and comprehensive loss as general and administrative expense.

The American Taxpayer Relief Act of 2012 (the Act) was enacted on January 2, 2013. The Act retroactively reinstates the federal research and development credit from January 1, 2012, through December 31, 2013. The effect of the change in the tax law related to fiscal 2012 is estimated to be approximately $0.5 million, which will increase the deferred tax asset and related valuation allowance in the first quarter of 2013, the quarter in which the law was enacted.